UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                                November 8, 2005

                               ETOTALSOURCE, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

            Colorado                    39-49797                84-1066959
 ----------------------------         -----------              -------------
 (State or other jurisdiction         (Commission              (IRS Employer
       of incorporation)             File Number)           Identification No.)

                    1510 Pool Boulevard, Yuba City, CA 95993
                    ----------------------------------------
                    (Address of principal executive offices)

Registrant's telephone number, including area code:           (530) 751-9015

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

      On November 2, 2005, eTotalSource, Inc. (the "Company"), entered into a Securities Purchase Agreement with Cornell Capital Partners, LP ("Cornell"), pursuant to which the Company issued to Cornell secured convertible debentures in the principal amount of $1,000,000 (the "November 2005 Debenture"). The November 2005 Debenture was issued to consolidate a Convertible Debenture dated October 7, 2004, in the original principal amount of $175,000, a Convertible Debenture dated December 2, 2004, in the original principal amount of $175,000 (both Convertible Debentures shall collectively be referred to as the "2004 Debentures") and a Convertible Debenture dated August 19, 2005, in the original principal amount of $100,000 (the "August Debenture"), plus accrued and unpaid interest on the 2004 Debentures and the August Debenture, and to reflect additional funding in the amount of $530,130.

      The November 2005 Debenture is secured by substantially all of the Company's assets, has a three-year term and accrues interest at 12% per annum. Cornell is entitled, at its option, to convert, and sell all or any part of the principal amount of the November 2005 Debenture, plus accrued interest, into shares of the Company's common stock, no par value per share, at the price per share equal to the lesser of (a) an amount equal to an amount equal to 120% of the closing bid price of the common stock as listed on a principal market as quoted by Bloomberg LP, on the date hereof or (b) an amount equal to 80% of the lowest closing bid price of the common stock for the five trading days immediately preceding the conversion date which may be adjusted pursuant to the other terms of the November 2005 Debenture.

      The Company may redeem, with three business days advance written notice to Cornell, a portion or all amounts outstanding under the November 2005 Debenture prior to the maturity date as follows: (i) if the closing bid price of the of the Company's common stock, as reported by Bloomberg, LP, is less than the Fixed Price, as defined below, at the time of the redemption notice, the Company shall pay an amount equal to the principal amount outstanding and accrued interest being redeemed, plus a redemption premium of 20% of the amount redeemed or (ii) if the closing bid price of the of the Company's common stock, as reported by Bloomberg, LP, is greater than the Fixed Price at the time of the redemption notice, the Company shall pay the greater of (x) an amount equal to the principal amount outstanding and accrued interest being redeemed, plus a redemption premium pf 20% on the amount redeemed or (y) an amount equal to the principal amount outstanding and accrued interest being redeemed, plus a redemption premium equal to the percentage difference between the closing bid price of the of the Company's common stock, as reported by Bloomberg, LP, and the Fixed Price on the redemption notice date. The Fixed Price is an amount equal to 120% of the closing bid price of the Company's common stock as listed on a principal market as quoted by Bloomberg LP on November 2, 2005. In the event the Convertible Debentures are redeemed, then the Company will issue to Cornell a warrant to purchase 2,000,000 shares at an exercise price of $0.001 or as subsequently adjusted under the terms of the warrant.

Item 1.02 Termination of a Material Definitive Agreement.

      On November 2, 2005, the Company entered into a Termination Agreement (the "SEDA Termination Agreement") with Cornell, whereby that certain Standby Equity Distribution Agreement, and the related Registration Rights Agreement, Placement Agent Agreement and Escrow Agreement, all of which dated as of October 4, 2004, were terminated.

Item 3.02. Unregistered Sales of Equity Securities.

      See Item 1.01 above.

Item 9.01. Financial Statements and Exhibits.

      (a) Not applicable

      (b) Not applicable


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

      (c) Exhibit No. Description

------------------------------------------------------------------------------------------------------------
Exhibit      Description                                                                   Location
------------------------------------------------------------------------------------------------------------
  Exhibit    Securities  Purchase  Agreement  dated  as of  November  2,  2005  between    Provided herewith
   99.1      eTotalSource, Inc. and Cornell Capital Partners, LP

  Exhibit    Investor Registration Rights Agreement dated as of November 2, 2005           Provided herewith
   99.2      between eTotalSource, Inc. and Cornell Capital Partners, LP

  Exhibit    Secured Convertible Debenture dated as of November 2, 2005, issued to         Provided herewith
   99.3      Cornell Capital Partners, LP

  Exhibit    Amended and Restated Security Agreement dated as of November 2, 2005          Provided herewith
   99.4      between eTotalSource, Inc. and Cornell Capital Partners, LP

  Exhibit    Warrant dated as of November 2, 2005 issued to Cornell Capital Partners,      Provided herewith
   99.5      LP

  Exhibit    Escrow  Agreement  dated  November 2, 2005 among  eTotalSource,  Inc.,        Provided herewith
   99.6      Cornell Capital Partners, LP and David Gonzalez, Esq.

  Exhibit    Irrevocable Transfer Agent Instructions dated as of November 2, 2005          Provided herewith
   99.7      between eTotalSource, Inc. and Cornell Capital Partners, LP

  Exhibit    Termination Agreement dated as of November 2, 2005 between eTotalSource,      Provided herewith
   99.8      Inc. and Cornell Capital Partners, LP


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 8, 2005                  ETOTALSOURCE, INC.


                                        By: /s/ Virgil Baker
                                            ------------------------------------
                                            Name:  Virgil Baker
                                            Title: Chief Executive Officer


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